EX.99.906CERT

        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
        ---------------------------------------------------------------

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Hennessy Funds Trust, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Hennessy Funds Trust for the year ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Hennessy Funds Trust for the stated period.

/s/ Neil J. Hennessy                    /s/ Teresa M. Nilsen
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Neil J. Hennessy                        Teresa M. Nilsen
President, Hennessy Funds Trust         Treasurer, Hennessy Funds Trust

Dated:   September 7, 2006              Dated:  September 7, 2006
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Hennessy Funds Trust for purposes of Section 18 of the Securities Exchange Act of 1934.